330C-10102005-1 SC P-P

RESTRICTED INVESTMENT DATE: SEPTEMBER 15, 2002

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT.
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA.

NUMBER 1001

SHARES *58,000*

CHINA GINSENG HOLDINGS, INC.

AUTHORIZED COMMON STOCK: 50,000,000 SHARES
PAR VALUE: $.001

CUSIP NO. 16938K 10 8

RESTRICTED 144

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED (1) ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER THE ACT OR (2) ABSENT AN OPINION OF COUNSEL, WHICH OPINION IS REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY AND ITS COUNSEL TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR SUCH STATES OR THAT SUCH TRANSACTION COMPLIES WITH THE RULES PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT OR SUCH STATES.

This Certifies that CHENG LU

Is The Record Holder Of *FIFTY EIGHT THOUSAND*

Shares of **CHINA GINSENG HOLDINGS, INC.** Common Stock

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: OCTOBER 10, 2005

SECRETARY

CHINA GINSENG HOLDINGS, INC.
CORPORATE
Seal
NEVADA

PRESIDENT

OTC STOCK TRANSFER INC. • Salt Lake City, Utah

COUNTERSIGNED & REGISTERED

COUNTERSIGNED Transfer Agent-Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ....Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act.............................
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

____Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

• NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK). OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE *MEDALLION GUARANTEE PROGRAM.*

TRANSFER FEE WILL APPLY